UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 1, 2021

Perrigo Company plc

(Exact name of registrant as specified in its charter)

Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

The Sharp Building, Hogan Place, Dublin 2, Ireland D02 TY74

+353 1 7094000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares	PRGO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01.	Entry into a Material Definitive Agreement.

On March 1, 2021, Perrigo Company plc (the “Company”) entered into a Stock and Asset Purchase Agreement (the “Agreement”) with Vestas Pharma LLC (“Buyer”), a Delaware limited liability company and affiliate of Altaris Capital Partners, LLC, pursuant to and subject to the terms and conditions of which, Buyer will acquire the assets and liabilities constituting the Company’s Generic Rx Pharmaceuticals business (the “Business”) for aggregate consideration of $1.55 billion, subject to customary adjustments for cash, debt, working capital and transaction expenses (the “Transaction”). The aggregate consideration includes $1.5 billion in cash and Buyer’s obligation to reimburse approximately $55 million in potential research and development milestone payments and contingent purchase obligations of the Company related to the Business with third-party Rx partners.

The Agreement contains certain representations, warranties and covenants of each of the Company and Buyer, including covenants by the Company relating to the operation of the Business prior to the closing. The representations and warranties of the parties do not survive the closing and the pre-closing covenants of the parties will survive the closing for a period of 9 months. Each of the Company and Buyer has agreed to indemnify the other for certain losses arising out of breaches of covenants and for certain losses arising out of retained liabilities or assumed liabilities (as applicable), subject to customary limitations. The Agreement provides that the Company will retain a portion of certain liabilities arising out of pre-closing antitrust and opioid matters and the Company’s Albuterol recall, in each case subject to certain limitations.

The consummation of the Transaction is subject to the satisfaction of certain closing conditions, including the termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the absence of any law or judgment preventing the closing. Each party’s obligation to consummate the Transaction is also subject to the accuracy of the other party’s representations and warranties contained in the Agreement (subject, with specified exceptions, to materiality standards) and the other party’s performance of its covenants and agreements in the Agreement in all material respects. Buyer’s obligation to consummate the Transaction is also subject to a condition that, since the date of the Agreement, there has not been a “Business Material Adverse Effect”, as defined in the Agreement. The parties have agreed to certain efforts obligations to obtain antitrust approvals required for the Transaction as soon as reasonably possible and prior to the Outside Date (as defined below).

The Company expects to close the Transaction by the end of the third quarter of fiscal year 2021.

The Agreement provides termination rights for the Company and Buyer under certain circumstances, including, subject to certain conditions, an uncured material breach by the other party or if the Transaction is not consummated by September 1, 2021, subject to automatic extensions to December 1, 2021 and March 1, 2022 (the “Outside Date”) if the antitrust-related conditions have not yet been obtained by the applicable date but all other conditions to closing have been satisfied or waived. If the Agreement is terminated due to Buyer’s breach of the Agreement or failure to consummate the Transaction under certain circumstances, Buyer will be required to pay the Company a termination fee of $90 million in cash (the “Reverse Termination Fee”).

The foregoing description of the Agreement does not propose to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit 10.1, and the terms of which are incorporated herein by reference. The Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. The Company does not believe that these schedules contain information that is material to an investment decision. Investors are not third-party beneficiaries under the Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective affiliates.

Buyer has obtained equity financing and debt financing commitments for the purpose of financing the Transaction, and affiliates of Buyer have agreed to guarantee Buyer’s obligation to pay the Reverse Termination Fee, as well as certain collection and reimbursement obligations that may be owed by Buyer pursuant to the Agreement, subject to the terms and conditions set forth in a limited guarantee. The obligations of the equity and debt financing sources under the applicable commitment letters are subject to customary conditions.

In connection with the Transaction, the parties will also enter into a transition services agreement, a distribution agreement and cross-supply agreements at the closing.

ITEM 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Stock and Asset Purchase Agreement, by and between the Company and Vestas Pharma LLC, dated as of March 1, 2021.

104	Cover Page Interactive Data file (embedded within the Inline XBRL document).

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be so-called “forward-looking statements” within the meaning of, and subject to the safe harbor created by, Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or the Company’s future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the Company’s, or its industry’s, actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by any forward-looking statements. In particular, statements about the Company’s expectations, beliefs, plans, objectives, assumptions, future events or future performance contained in this form, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “forecast,” “predict,” “potential” or the negative of those terms or other comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control. Risks and uncertainties include risks relating to the consummation and success of the sale of the Rx business, including the ability to achieve the expected benefits thereof, the risk that any required regulatory approvals will not be received or obtained or other closing conditions may not be satisfied within the expected time frame or at all and potential costs or liabilities incurred or retained in connection with the proposed transaction that may exceed the Company’s estimates or adversely affect the Company’s business or operations;. These and other important factors, including those discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and in any subsequent filings with the SEC and in other investor communications of the Company from time to time, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements in this document are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)

PERRIGO COMPANY PLC

	By:	/s/ Todd W. Kingma
Dated: March 1, 2021		Todd W. Kingma
Executive Vice President, General Counsel and Secretary